                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                    CURRENT REPORT PURSUANT TO SECTION 13 OR
                       15(d) OF THE SECURITIES ACT OF 1934


                 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                       February 11, 1998  (December 5, 1997)


                           RECYCLING INDUSTRIES, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Colorado                  0-20179                  84-1103445
       -------------              ---------               --------------
      (State or other            (Commission             (I.R.S. Employer
        jurisdiction             File Number)           Identification No.)
     of incorporation)


                     9780 South Meridian Boulevard, No. 180
                           Englewood, Colorado  80112
                ------------------------------------------------
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (303) 790-7372


                               Not Applicable
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On December 5, 1997 and December 8, 1997, the Registrant completed the following six acquisitions:

ACQUISITION OF THE ASSETS OF GROSSMAN BROTHERS COMPANY AND MILWAUKEE METAL BRIQUETTING CO., INC.

     On December 5, 1997, Recycling Industries of Wisconsin, Inc., a wholly-owned subsidiary of the Registrant, acquired substantially all of the scrap metals recycling assets and business of Grossman Brothers Company, Inc. and Milwaukee Metal Briquetting Co., Inc. (collectively "Grossman").
Grossman was a privately held metals recycler with operations in the Milwaukee, Wisconsin area.

     The assets acquired from Grossman consist of heavy equipment, tools and rolling stock used in the business of recycling ferrous and non-ferrous metals. The Registrant is leasing, with an option to purchase, the real property, buildings and leasehold improvements used in the metals recycling business. The lease is accounted for as a capital lease.

     The total purchase price for Grossman was $7,437,000, comprised of $3,726,000 of cash, a capital lease with a present value of $2,660,000, 98,000 shares Registrants common stock valued at $750,000 which will be held in escrow during the lease term and the assumption of $301,000 of Grossman's liabilities. The purchase price was financed, in part, from the proceeds of the Senior Secured Credit Facility, Subordinated Notes and Sale of Common Stock escribed in Item 5, below. The purchase price was determined through arm's length negotiations and based upon an independent appraisal.

     The Registrant will continue the metals recycling operations of Grossman.

ACQUISITION OF THE ASSETS OF CENTRAL METALS COMPANY, INC.

     On December 5, 1997, Recycling Industries of Atlanta, Inc., a wholly-owned subsidiary of the Registrant, acquired substantially all of the scrap metals recycling assets and business of Central Metals Company, Inc. ("Central"), a privately held metals recycler with operations in the Atlanta, Georgia area.

     The assets acquired from Central consist of heavy equipment, tools and rolling stock used in the business of recycling ferrous and non-ferrous metals. The real property and buildings owned and used by Central in the metals recycling business have been placed into escrow and are being leased by the Registrant until Central can provide clear title to these assets, at which time the Registrant will complete the purchase of the real property and buildings. The Registrant is leasing certain equipment used in the metals recycling business from an affiliate of Central.

     The total purchase price for Central was $30,979,000, comprised of $20,679,000 of cash and 800,000 shares of the Registrant's common stock, $.001 par value per share (the "Common

Stock") having an agreed value of $12.50 per share or $10,000,000. The Registrant also assumed $300,000 of Central's liabilities.

     The Registrant has guaranteed that the aggregate market value of the 800,000 shares of Common Stock issued to Central will be at least $10,000,000 on December 4, 1999. If the market value of the Common Stock is less than $10,000,000, the Registrant will issue shares of Common Stock to Central having a market value equal to the difference between $10,000,000 and the market value of the 800,000 shares of Common Stock initially issued to Central.

     In connection with the acquisition, Central was issued warrants to acquire up to 200,000 shares of the Registrant's common stock for $15.00 per share, exercisable upon satisfaction of certain financial performance conditions related to the operations of Recycling Industries of Atlanta, Inc. (the "Contingent Warrants"). The exercise price per share of the Contingent Warrants is subject to adjustment at the time of exercise so that the aggregate spread between the exercise price of all Contingent Warrants and the market value of the Common Stock received upon exercise of the Contingent Warrants is not less than $1,000,000. The Registrant also granted "piggyback" registration rights to the holders of the Contingent Warrants with respect to the shares of Common Stock received upon their exercise.

     The cash portion of the purchase price was financed, in part, from the proceeds of the Senior Secured Credit Facility, Subordinated Notes and Sale of Common Stock described in item 5, below. The purchase price was determined through arm's length negotiations and based upon an independent appraisal.

     The Registrant will continue the metals recycling operations of Central.

ACQUISITION OF THE ASSETS OF MONEY POINT LAND HOLDING CORPORATION AND MONEY POINT DIAMOND CORPORATION

     On December 5, 1997, Recycling Industries of Chesapeake, Inc., a wholly-owned subsidiary of the Registrant, acquired substantially all of the scrap metals recycling assets and business of Money Point Land Holding Corporation and Money Point Diamond Corporation (collectively "Money Point"). Money Point was a privately held metals recycler with operations in the Chesapeake, Virginia area.

     The assets acquired from Money Point consist of heavy equipment, tools and rolling stock used in the business of recycling ferrous and non-ferrous metals. The Registrant also purchased from Money Point certain real property, buildings and leasehold improvements used in the metals recycling business.

     The total purchase price for Money Point was $19,900,000, comprised of $16,900,000 of cash and 10,000 shares of the Registrant's Series E Redeemable Convertible Preferred Stock (the "Series E Preferred") having a stated value of $3,000,000.

     The cash portion of the purchase price was financed, in part, from the proceeds of the Senior Secured Credit Facility, Subordinated Notes and Sale of Common Stock described in item 5, below. The purchase price was determined through arm's length negotiations and based upon an independent appraisal.

     If not earlier redeemed or converted, on December 5, 2000, the Series E Preferred will automatically convert into that number of shares of Common Stock having an aggregate market value on the date of conversion of not less than $3,000,000. Unless Money Point elects to retain the shares of Common Stock received upon conversion of the Series E Preferred (the "Series E Conversion Shares"), the Registrant will assist Money Point in selling the Series E Conversion Shares on or before January 4, 2001. If the sale of the Series E Conversion Shares yields net proceeds of less than $3,000,000, the Registrant will pay the difference to Money Point. The Registrant has granted "piggyback" registration rights to the holders of the Series E Preferred with respect to the Series E Conversion Shares.

     The Registrant will continue the metals recycling operations of Money
Point.

ACQUISITION OF WM. LANS SONS' CO., INC.

     On December 8, 1997, the Registrant acquired from Bertram Lans, Bruce Lans and Scott Lans all of the issued and outstanding capital stock of Wm. Lans Sons' Co., Inc. ("Lans"), a privately held metals recycler with operations in the South Beloit, Illinois, area.

     The assets owned by Lans consist of heavy equipment, tools and rolling stock used in the business of recycling ferrous and non-ferrous metals. The Registrant also purchased from an affiliate of Lans certain real property, buildings and leasehold improvements used in the metals recycling business.

     The total purchase price for Lans was $25,500,000, comprised of $22,000,000 of cash and 10,000 shares of the Registrant's Series I 8% Redeemable Convertible Preferred Stock (the "Series I Preferred") having a stated value of $3,500,000.

     The cash portion of the purchase price was financed, in part, from the proceeds of the Senior Secured Credit Facility Subordinated Notes and sale of Common Stock described in Item 5, below. The purchase price was determined through arm's length negotiations and based upon an independent appraisal.

     If not earlier redeemed or converted, on December 8, 1999, the Series I Preferred will automatically convert into that number of shares of Common Stock having a market value on the date of conversion of not less than $3,500,000. The Registrant has agreed to register on or before December 5, 2000 the shares of Common Stock received upon conversion of the Series I Preferred.

     The Registrant will continue the metals recycling operations of Lans.

ACQUISITION OF THE ASSETS OF THE BRENNER COMPANIES, INC.

     On December 5, 1997, Recycling Industries of Winston-Salem, Inc., a wholly-owned subsidiary of the Registrant, acquired substantially all of the scrap metals recycling assets and business of the Brenner Companies, Inc. ("Brenner"), a privately held metals recycler with operations in the Winston-Salem, North Carolina area.

     The assets acquired from Brenner consist of heavy equipment, tools and rolling stock used in the business of recycling ferrous and non-ferrous metals. The Registrant also purchased from Brenner certain real property, buildings and leasehold improvements used in the metals recycling business.

     The total purchase price for the Brenner assets was $23,773,000, comprised of $15,683,000 of cash, 14,000 shares of the Registrant's Series F 6 1/2% Redeemable Convertible Preferred Stock (the "Series F Preferred") having a stated value of $3,500,000, 14,000 shares of the Registrant's Series G 6 1/2% Redeemable Convertible Preferred Stock (the "Series G Preferred") having a stated value of $3,500,000 and the assumption of $1,090,000 of Brenner's deferred compensation labilities.

     The cash portion of the purchase price was financed, in part, from the proceeds of the Senior Secured Credit Facility, Subordinated Notes and Sale of Common Stock described in Item 5, below. The purchase price was determined through arm's length negotiations and based upon an independent appraisal.

     If not earlier redeemed or converted, on December 5, 2000, the Series F Preferred will automatically convert into that number of shares of Common Stock having an aggregate market value on the date of conversion of not less than $3,500,000. Brenner has the right to require the Registrant to find a purchaser of the shares of common stock received upon conversion of the Series F Preferred (the "Series F Conversion Shares") on or before December 5, 2000. If the sale of the Series F Conversion Shares yields net proceeds of less than $3,500,000, the Registrant will pay the difference to Brenner. The Registrant has agreed to register on or before December 5, 2000 the Series F Conversion Shares, unless such shares may be sold by the holder thereof pursuant to Rule 144(k) promulgated under the Securities Act of 1933, as amended (the "Securities Act") or any equivalent provision then in effect.

     If not earlier redeemed or converted, on December 5, 2000, the Series G Preferred will automatically convert into that number of shares of Common Stock having an aggregate market value on the date of conversion of not less than $3,500,000. The Registrant has agreed to register on or before December 5, 2000 the shares of Common Stock received upon conversion of the Series G Preferred, unless such shares may be sold by the holder thereof pursuant to Rule 144(k) promulgated under the Securities Act or any equivalent provision then in effect.

     The Registrant will continue the metals recycling operations of Brenner.

ACQUISITION OF THE ASSETS OF UNITED METAL RECYCLERS, INC.

          On December 5, 1997, Recycling Industries of Greensboro, Inc., a wholly-owned subsidiary of the Registrant, acquired substantially all of the scrap metals recycling assets and business of United Metal Recyclers, Inc. ("United"), a privately held metals recycler with operations in the Kernersville, North Carolina area.

     The assets acquired from United consist of heavy equipment, tools and rolling stock used in the business of recycling ferrous and non-ferrous metals. The Registrant also purchased from United certain real property, buildings and leasehold improvements used in the metals recycling business and United's 50% interest in another metals recycling facility located in the Greensboro, North Carolina area.

     The total purchase price for the United assets was $41,975,000, comprised of $35,975,000 of cash,12,000 shares of the Registrant's Series H 6% Secured Redeemable Convertible Preferred Stock having a stated value of $5,660,000 and the assumption of $340,000 of United's liabilities.

     The cash portion of the purchase price was financed, in part, from the proceeds of the Senior Secured Credit Facility, Subordinated Notes and Sale of Common Stock described in Item 5, below. The purchase price was determined through arm's length negotiations and based upon an independent appraisal.

     If not earlier redeemed or converted, on December 5, 2000, the Series H Preferred will automatically convert into that number of shares of Common Stock having an aggregate market value on the date of conversion of not less than $6,000,000. United has the right to require the Registrant to find a purchaser of the shares of common stock received upon conversion of the Series H Preferred (the "Series H Conversion Shares") on or before December 5, 2000. If the sale of the Series H Conversion Shares yields net proceeds of less than $6,000,000, the Registrant will pay the difference to United. The Registrant has agreed to register on or before December 5, 2000 the Series H Conversion shares, unless such shares may be sold by the holder thereof pursuant to Rule 144(k) promulgated under the Securities Act or any equivalent provision then in effect.

     The Registrant will continue the metals recycling operations of United.


ITEM 5.  OTHER EVENTS.

     The acquisitions described in Item 2, above, were financed, in part, by the following:

SENIOR SECURED CREDIT FACILITY

     On December 5, 1997, the Registrant and its subsidiaries entered into a $150 million Senior Secured Credit facility with General Electric Capital Corporation as agent for the lenders (the "Credit Facility"). The Credit facility is comprised of (i) a $45 million revolving credit facility; (ii) a $40 million term loan due December 5, 2003, with accrued interest and principal payable quarterly; (iii) a $40 million term loan due on the earlier of December 5, 2005 or six months prior to the maturity of the Subordinated Notes discussed below; and (iv) a $25 million acquisition line of credit due December 5, 2003, with accrued interest and principal payable quarterly.

     Loans made under the Credit Facility bear interest at either (i) the higher of (a) the Prime Rate quoted in the WALL STREET JOURNAL plus .75%, and
(b) the Federal Funds rate plus 50 basis points per annum plus .75%, or (ii) at the option of the Registrant upon satisfaction of certain conditions, the LIBOR rate plus 2.25%. The Credit facility is secured by substantially all of the Registrant's assets.

SUBORDINATED NOTES

     On December 5, 1997, the Registrant issued $60 million of 13% Senior Subordinated Notes due 2005 to a group of investors including Sun America Life Insurance Company.

SALE OF COMMON STOCK

     In connection with the Credit Facility and the issuance of the Subordinated Notes, the Company sold 1,666,666 shares of its Common Stock for an aggregate of $10 million to various accredited investors in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

a) PRO-FORMA FINANCIAL INFORMATION.

   1. Unaudited pro forma consolidated financial statements for Recycling Industries, Inc. and Subsidiaries and introduction and notes.



(b) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

    1. Financial statements of:
       - Central Metals Company, Inc.
       - Money Point Land Holding Coporation and Money Point Diamond Corporation
       - Wm. Lans and Sons' Co., Inc. and Idal Realty Company
       - Brenner Companies, Inc.
       - United Metal Recyclers, Inc.
       - United Metal - D.H. Griffin Recyclers, L.L.C.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RECYCLING INDUSTRIES, INC.



Date: February 11, 1998                By /s/ Thomas J. Wiens
                                       --------------------------------
                                       Thomas J. Wiens, Chairman and
                                       CEO

                 RECYCLING INDUSTRIES, INC. AND SUBSIDIARIES
               UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
                           AS OF SEPTEMBER 30, 1997
                            (THOUSANDS OF DOLLARS)

                                             RECYCLING
                                          INDUSTRIES, INC.                                      CONSOLIDATED
                                          & SUBSIDIARIES                        PRO FORMA         PROFORMA
                                         SEPTEMBER 30, 1997    ACQUISITIONS    ADJUSTMENTS    SEPTEMBER 30, 1997
                                         ------------------    ------------   ------------    ------------------
CURRENT ASSETS:
 Cash                                          $   746           $  9,675      $ (9,675) (3)      $  2,971
                                                                                    327  (2)
                                                                                  1,898  (7)
 Accounts receivable, net                        8,820             21,355       (21,355) (3)        28,381
                                                                                 19,561  (2)

 Inter-company receivable                            -                 -         12,843  (2)            -
                                                                                (12,843) (7)
 Interest receivable                                 -                 97           (97) (3)            99
                                                                                     99  (2)

 Short-term marketable securities                    -              1,200        (1,200) (3)         1,467
                                                                                  1,467  (2)

 Inventories                                     4,183             14,315       (14,315) (3)        15,179
                                                                                 10,996  (2)
 Deferred income taxes                             810                 -            810
 Prepaid expenses and deposits                     445                133          (132) (3)         1,183
                                                                                    737  (2)
                                             ---------         ----------     ---------         ----------
  Total Current Assets                          15,004             46,775       (11,689)            50,090

PROPERTY AND EQUIPMENT, NET                     33,227             26,700       (26,700) (3)       159,716
                                                                                126,489  (2)
                                             ---------         ----------     ---------         ----------
OTHER ASSETS:
 Investment in subsidiaries                          -             13,687       (13,687) (3)            -
                                                                                 (5,106) (2)
                                                                                  7,500  (2)
                                                                                 (2,394) (7)

 Notes receivable                                    -                 26           (26) (3)            -
 Note receivable, related party                     85                965          (965) (3)         1,050
                                                                                    965  (2)
 Deferred income taxes                             585                 -            585
 Other asssets, net of amortization              6,178              1,061        (1,061) (3)        22,571
                                                                                    963  (2)
                                                                                  2,394  (7)
                                                                                  3,036  (7)
                                                                                 10,000 (11)
                                             ---------          ---------     ---------         ----------
  Total Other Assets                             6,848             15,739         1,619             24,206
                                             ---------          ---------     ---------         ----------
TOTAL ASSETS                                   $55,079           $ 89,214       $89,719           $234,012
                                             ---------          ---------     ---------         ----------
                                             ---------          ---------     ---------         ----------



SEE ACCOMPANYING INTRODUCTION AND NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                 RECYCLING INDUSTRIES, INC. AND SUBSIDIARIES
               UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
                           AS OF SEPTEMBER 30, 1997
                            (THOUSANDS OF DOLLARS)

                                                           RECYCLING
                                                        INDUSTRIES, INC.                                   CONSOLIDATED
                                                        & SUBSIDIARIES                     PRO FORMA         PROFORMA
                                                       SEPTEMBER 30, 1997   ACQUISITIONS    ADJUSTMENTS   SEPTEMBER 30, 1997
                                                       ------------------   ------------    -----------   ------------------

CURRENT LIABILITIES:
 Current maturities of long-term debt                   $   3,300          $  1,663       $ (1,663)  (3)         $  3,300

 Current maturities of long-term debt, related parties          -               253           (253)  (3)               -

 Accounts payable                                           3,099             4,560         (4,560)  (3)            5,320
                                                                                             2,221   (2)

 Other current liabilities                                  1,049             5,835         (5,835)  (3)            2,650
                                                                                             1,601   (2)
                                                          -------           -------      ---------              ---------
  Total  Current Liabilities                                7,448            12,311         (8,489)                11,270
                                                          -------           -------      ---------              ---------
LONG-TERM DEBT:
 Long-term debt, less current maturities                   29,456             6,803         (6,803)  (3)          140,331
                                                                                           122,354   (2)
                                                                                            (2,472) (13)
                                                                                            (9,007) (13)

 Note payable (receivable) - Parent Company                     -               926           (926)  (3)               -
                                                                                            35,346   (2)
                                                                                           (35,346) (11)
                                                                                             5,436  (11)
                                                                                             2,473  (13)
                                                                                            (7,909)  (7)


 Minority interest in subsidiary                                -                -           5,106   (2)            5,106


 Capital lease                                                  -                -           2,660   (2)            2,660
 Other long-term liabilities                                                                 6,463   (2)            6,463
 Deferred compensation                                                       1,085          (1,085)  (3)            1,090
                                                                -                            1,090   (2)
                                                        ---------        ---------       ---------             ----------
  Total Long-term Debt                                     29,456            8,814         117,380                155,650
                                                        ---------        ---------       ---------             ----------
  Total Liabilities                                        36,904           21,125         108,891                166,920
                                                        ---------        ---------       ---------             ----------
 Redeemable common stock                                    1,500               -               -                   1,500
                                                        ---------        ---------       ---------             ----------
STOCKHOLDERS' EQUITY:

 Preferred Stock                                              500               -           19,160  (11)           19,660
 Common Stock                                                  14            1,866          (1,866)  (3)               17
                                                                                                 3  (11)

 Additional paid-in capital                                26,846            8,250          (8,250)  (3)           56,600
                                                                                               750  (11)
                                                                                             9,007  (13)
                                                                                            19,997  (11)

 Retained earnings (deficit)                             (10,685)           47,611         (47,611)  (3)          (10,685)

 Partners' equity                                               -           10,362         (10,362)  (3)               -
                                                        ---------        ---------       ---------             ----------
  Total Stockholders' Equity                               16,675           68,089         (19,172)                65,592
                                                        ---------        ---------       ---------             ----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY               $ 55,079          $89,214        $ 89,719               $234,012
                                                        ---------        ---------       ---------             ----------
                                                        ---------        ---------       ---------             ----------


SEE ACCOMPANYING INTRODUCTION AND NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                 RECYCLING INDUSTRIES, INC. AND SUBSIDIARIES
           UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF EARNINGS
                   TWELVE MONTHS ENDED SEPTEMBER 30, 1997
            (THOUSANDS OF DOLLARS EXCEPT PER SHARE INFORMATION)

                                                       RECYCLING
                                                    INDUSTRIES, INC.                                    CONSOLIDATED
                                                    & SUBSIDIARIES                      PRO FORMA         PROFORMA
                                                   SEPTEMBER 30, 1997   ACQUISITIONS   ADJUSTMENTS   SEPTEMBER 30, 1997
                                                   ------------------   ------------   -----------   ------------------
Net sales                                             $    62,424       $172,631      $  18,824  (8)    $   253,879

Cost of sales and operating expenses                       55,179        144,345         16,404  (8)        218,005
                                                                                          2,077  (4)
                                                        ---------     ----------      ---------         -----------
Gross profit                                                7,245         28,286            343              35,874

Selling, general and administrative expenses                4,221         12,803          1,570  (8)         15,751
                                                                                         (2,843)(10)
                                                        ---------     ----------      ---------         -----------
Operating income                                            3,024         15,483          1,616              20,123
                                                        ---------     ----------      ---------         -----------
Other income (expense):
    Interest expense                                      (2,616)          (758)           (101) (8)        (18,291)
                                                                                        (12,582) (5)
                                                                                         (1,126) (5)
                                                                                         (1,108)(13)
    Miscellaneous                                              73          3,521             83  (8)          1,425
                                                                                         (2,384) (9)
                                                                                             66  (9)
                                                                                             66  (9)
                                                        --------      ----------      ---------         -----------
    Total other income (expense)                          (2,543)          2,763        (17,086)            (16,866)
                                                        --------      ----------      ---------         -----------
Earnings (loss) before income taxes and
  extraordinary loss                                          481         18,246        (15,470)              3,257

Extraordinary (loss) from early extinguishment
   of debt - net of tax                                         -              -         (2,414)(13)         (2,414)
                                                        ---------     ----------      ---------         -----------
Earnings (loss) before income taxes                           481         18,246        (17,884)                843

Income tax benefit (provision)                                595              3           (891) (6)           (293)
                                                        ---------     ----------      ---------         -----------
Net earnings                                                1,076         18,249        (18,775)                550

Preferred stock dividends                                     364              -          1,075 (14)          1,439
                                                        ---------     ----------      ---------         -----------
Net earnings (loss) available to common
    shareholders                                      $       712       $ 18,249      $ (19,850)        $      (889)
                                                        ---------     ----------      ---------         -----------
                                                        ---------     ----------      ---------         -----------
Earnings (loss) per common share:
Net earnings before extraordinary item                $      0.04                                       $      0.06
Extraordinary item                                             -                                              (0.10)
                                                        ---------                                       -----------
Earnings (loss) per common share                      $      0.04                                       $     (0.04)
                                                        ---------                                       -----------
                                                        ---------                                       -----------
Weighted average shares outstanding                    17,608,000                     6,486,000 (12)     24,094,000
                                                       ----------                     ---------          ----------
                                                       ----------                     ---------          ----------


See accompanying introduction and notes to proforma consolidated financial statements.

RECYCLING INDUSTRIES, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

GROSSMAN BROTHERS (Grossman), MONEY POINT LAND HOLDING CORPORATION
AND MONEY POINT DIAMOND CORPORATION  (Jacobson), UNITED METAL
RECYCLERS (United), BRENNER COMPANIES (Brenner), CENTRAL METALS (Central) and WM. LANS and SONS (Lans).


NOTE 1 - INTRODUCTION

The unaudited pro forma condensed consolidated financial statements give effect to the acquisitions by Recycling Industries, Inc. (the Company) for the entities listed above and are based on the estimates and assumptions set forth in these notes to such statements. The pro forma information has been prepared using the historical financial statements for Grossman, Jacobson, United and Brenner for the twelve months ending September 30, 1997, Central for the eleven months ending November 30, 1997 and Lans for the twelve months ending June 30, 1997. Also included in the pro forma are the historical financial statements of Addlestone Recycling Corp. (ARC) and Addlestone International Corp. (AIC) as the entities were acquired during fiscal 1997, the year for which the pro forma information is presented. The pro forma financial data does not purport to be indicative of the results which actually would have been obtained had the acquisitions been effected on the dates indicated or the results which may be obtained in the future.

The adjustments relating to the pro forma consolidated statements of operations are computed assuming the acquisitions of ARC and AIC, Brenner, Grossman, Lans, Central, Jacobson, United and its fifty-percent interest in United Metal-D.H. Griffin Recyclers L.L.C. (Griffin) were consummated at the beginning of the period presented. The adjustments relating to the pro forma consolidated balance sheet are computed assuming the acquisitions were consummated at September 30, 1997 for the September 30, 1997 balance sheet except for ARC and AIC which are included in the Company's balance sheet at September 30, 1997.

The Company has included as supplemental information the calculation of Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) as a supplemental schedule to the pro forma financial information. The EBITDA calculation, which is not a measure of financial performance under generally accepted accounting principles, was included as certain investors use the data to determine the Company's ability to service its indebtedness. EBITDA is not a substitute for income from continuing operations, net income or cash flows presentation under generally accepted accounting principles.


NOTE 2 - ACQUISITON OF SUSIDIARIES

Represents the acquisition of Brenner, Grossman, Lans, Central, Jacobson, United and United's fifty-percent controlling interest in Griffin accounted for on a consolidated basis. The Company acquired the assets and assumed certain liabilities for Brenner, Grossman, Central, Jacobson and United and purchased all of the issued and outstanding capital stock of Lans. The preliminary purchase allocation to record the acquisitions are presented in
Exhibit I using the purchase method of accounting. Certain working capital accounts are subject to post-closing adjustments pursuant to the Asset Purchase Agreement and certain property and equipment amounts are pending final appraisal information for the real property acquired at Lans, Jacobson and Grossman. The net change to working capital or property and equipment are not anticipated to have a material effect on the Company's pro forma consolidated balance sheets. The preliminary purchase price allocation includes certain estimates including; allowance for uncollectible accounts receivable, inventory shrinkage reserves and costs to register stock issued in connection ith the acquisitions. Additionally, the Company has included $4.7 million in other long term liabilities for amounts estimated as remediation costs of certain properties acquired in the acquisitions.

The historical financial statements for Brenner and United includes inventories valued using the last-in, first-out (LIFO) method. The effect of changing from LIFO to the first-in, first-out method used by the Company is not significant to the pro forma financial information and therefore no pro forma adjustments were recorded.


NOTE 3 - UNACQUIRED ASSETS AND LIABLITIES

Removes assets and liabilities of acquired companies.  See Note 2 and
Exhibit I for preliminary allocation of the acquisitions purchase price for the assets acquired and liabilities assumed.


NOTE 4 - ADDITIONAL DEPRECIATION AND AMORTIZATION

Reflects additional depreciation and amortization of $2.1 million from the incremental increase of assets acquired at fair market value compared to their historical costs. Additionally, amortization has been recognized on costs in excess of the fair value of net assets acquired over a term of twenty-five years. Property and equipment is being depreciated using the straight-line method using lives ranging from three to twenty-five years.


NOTE 5 - INTEREST EXPENSE

Reflects additional interest expense for the Senior Secured Credit Facility and the Senior Subordinated Notes used to finance the acquisitions at an average rate of 11%. Additionally, interest expense includes $1.1 million of amortized interest from the issuance of warrants (see Note 13).


NOTE 6 - PROVISION FOR INCOME TAXES

Records the provision for income taxes at an approximate effective rate of thirty seven percent on the acquired operations.


NOTE 7 - ELIMINATIONS

Eliminates inter-company transactions and balances resulting from the financing of the acquisitions.


NOTE 8 - ADDITIONAL TRANSACTIONS

Includes the operations of ARC and AIC prior to their acquisition.
Subsequent to their acquisition, the operations of ARC and AIC are included in the historical operations of the Company for the years ended September 30, 1997. The assets and liabilities of ARC and AIC are included in the Company's consolidated balance sheet at September 30, 1997.

NOTE 9 - INVESTMENT IN SUBSIDIARY

Removes earnings and investment in fifty percent owned consolidated subsidiary. The minority earnings from the fifty percent consolidated subsidiary are immaterial and have been included in miscellaneous income. Also included in miscellaneous income is Brenner's elimination of their fifty percent interest in the earnings of United.


NOTE 10 - NON-RECURRING EXPENSES

Removes non-recurring expenses paid to former officers and stockholders of the acquired business for salaries and benefits that will not be incurred in the future under terms of the acquisition agreements.


NOTE 11 - ISSUANCE OF COMMON AND PREFERRED STOCK AND WARRANTS

Records the issuance of Common Stock to various accredited investors in connection with the Credit Facility and the issuance of Common and Preferred Stock to acquire Brenner, Grossman, Lans, Central, Jacobson and United and the value of warrants issued in connection with the acquisition of Central. The Common and Preferred Stock was issued by the Company to finance in part the acquisitions. The Company recorded the issuance of the stock as a Note Receivable from the subsidiary as the amount is carried by the subsidiary as part of the financing of the acquired entity (see Exhibit I).


NOTE 12 - WEIGHTED AVERAGE SHARES OUTSTANDING

Reflects the issuance of common stock and the common stock equivalents of preferred shares and warrants issued pursuant to the acquisition of the entities and warrants issued pursuant to the Credit Facility and issuing Subordinated Notes.


NOTE 13 - LONG-TERM DEBT

Records the effect of entering into a $150 million Senior Secured Credit Facility and issuing $60 million in Senior Subordinated Notes to finance in part the acquisitions and to refinance the Company's consolidated debt, primarily on a long-term basis. Pursuant to the Senior Secured Credit Facility and Senior Subordinated Notes the Company was required to extinguish all existing debt before scheduled maturity and incurred $2.3 million in prepayment penalties and wrote off $1.3 million in loan fees. The Company issued 1,466,000 warrants with an estimated value of $9 million to various parties as part of the financing. The value of warrants have been recorded as a discount to the related debt issued and are amortized as additional interest expense over the eight year loan term.

NOTE 14 - PREFERRED STOCK DIVIDENDS

Reflects the preferred stock dividends on the Preferred Stock issued to acquire ARC, Brenner, Lans, Jacobson and United.

                                     RECYCLING INDUSTRIES, INC.
                                  PRELIMINARY PURCHASE ALLOCATION
                                             EXHIBIT I
                                      (THOUSANDS OF DOLLARS)

DESCRIPTION                                          GROSSMAN      JACOBSON    UNITED METALS    BRENNER      CENTRAL      LANS
----------------------------------------------------------------------------------------------------------------------------------
ADJUSTED PURCHASE PRICE ALLOCATION:

  Cash                                               $   -          $    -        $    -         $    14      $   -       $     28
  Accounts receivable                                  1,653           2,925         2,173         2,252        5,786        3,663
  Interest receivable                                    -               -              99           -            -            -
  Short-term marketable securities                       -               -             -             -            -          1,467
  Inventories                                            675           2,526         2,039         1,667          170        2,550
  Prepaid expenses and deposits                          -                 6           -               5          -            723
  Property and equipment                               5,205          15,300        29,799        20,396       27,239       20,993
  Investment in subsidiaries                             -               -           7,500           -            -            -
  Note receivable, related party                         -               -             965           -            -            -
  Other asssets                                          -               100           300           300          200          -
  Accounts payable                                      (301)            -             -             -           (300)      (1,470)
  Other current liabilities                                             (645)         (340)          -            -           (592)
  Deferred compensation                                   -              -             -          (1,090)         -            -
  Other long term liabilities                            (96)           (330)         (900)         (862)      (2,413)      (1,862)
                                                     ------------------------------------------------------------------------------
Total adjusted purchase price allocation               7,136          19,882        41,635        22,682       30,682       25,500
                                                     ------------------------------------------------------------------------------
FINANCING:

  Notes payable                                       (4,142)        (18,768)      (39,995)      (11,998)     (22,993)     (24,458)
  Notes payable - Parent Company (Preferred Stock)        -           (3,000)       (5,660)       (7,000)         -         (3,500)
  Notes payable - Parent Company (Common Stock)         (750)            -             -             -        (10,000)         -
  Notes payable - Parent Company                          -              -             -          (5,436)         -            -
  Capital lease                                       (2,660)            -             -             -            -            -
                                                     ------------------------------------------------------------------------------
  Total financing                                     (7,552)        (21,768)      (45,655)      (24,434)     (32,993)     (27,958)
                                                     ------------------------------------------------------------------------------
OTHER ALLOCATIONS:

  Inter-company receivable (A)                           416           1,886         4,020         1,752        2,311        2,458
  Minority interest in subsidiary                         -              -             -             -            -            -
  Investment in subsidiary                                -              -             -             -            -            -
                                                     ------------------------------------------------------------------------------
  Total other allocations                                416           1,886         4,020         1,752        2,311        2,458
                                                     ------------------------------------------------------------------------------
NET                                                  $    -         $    -        $    -         $   -        $   -       $     -
                                                     ------------------------------------------------------------------------------
                                                     ------------------------------------------------------------------------------


                                                                         UNITED
                                                                         METAL'S
                                                                     50% INTEREST IN   CONSOLIDATED
                                                         SUB-TOTAL       GRIFFIN           TOTAL
-----------------------------------------------------------------------------------------------------
ADJUSTED PURCHASE PRICE ALLOCATION:

  Cash                                               $      42        $      285        $      327
  Accounts receivable                                   18,452             1,109            19,561
  Interest receivable                                       99               -                  99
  Short-term marketable securities                       1,467               -               1,467
  Inventories                                            9,627             1,369            10,996
  Prepaid expenses and deposits                            734                 3               737
  Property and equipment                               118,932             7,557           126,489
  Investment in subsidiaries                             7,500               -               7,500
  Note receivable, related party                           965               -                 965
  Other asssets                                            900                63               963
  Accounts payable                                      (2,071)             (150)           (2,221)
  Other current liabilities                             (1,577)              (24)           (1,601)
  Deferred compensation                                 (1,090)               -             (1,090)
  Other long term liabilities                           (6,463)               -             (6,463)
                                                   -----------------  --------------  ---------------
Total adjusted purchase price allocation               147,517            10,212           157,729
                                                   -----------------  --------------  ---------------
FINANCING:

  Notes payable                                       (122,354)               -           (122,354)
  Notes payable - Parent Company (Preferred Stock)     (19,160)               -            (19,160)
  Notes payable - Parent Company (Common Stock)        (10,750)               -            (10,750)
  Notes payable - Parent Company                        (5,436)               -             (5,436)
  Capital lease                                         (2,660)               -             (2,660)
                                                   -----------------  --------------  ---------------
  Total financing                                     (160,360)               -           (160,360)
                                                   -----------------  --------------  ---------------

OTHER ALLOCATIONS:

  Inter-company receivable (A)                          12,843                -             12,843
  Minority interest in subsidiary                          -              (5,106)           (5,106)
  Investment in subsidiary                                 -              (5,106)           (5,106)
                                                   -----------------  --------------  ---------------
  Total other allocations                               12,843           (10,212)            2,631
                                                   -----------------  --------------  ---------------
NET                                                  $     -          $      -          $     -
                                                   -----------------  --------------  ---------------
                                                   -----------------  --------------  ---------------

(A)  Represents allocation of financing proceeds between subsidiaries and Recycling Industries, Inc. (Parent Company)


                           SUPPLEMENTAL INFORMATION

                 RECYCLING INDUSTRIES, INC. AND SUBSIDIARIES
            UNAUDITED PROFORMA EARNINGS BEFORE INTEREST, TAXES,
                        DEPRECIATION AND AMORTIZATION
                           SUPPLEMENTAL INFORMATION
                    TWELVE MONTHS ENDED SEPTEMBER 30, 1997


The Company has included as supplemental information the calculation of Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) as a supplemental schedule to the pro forma financial information. The EBITDA calculation, which is not a measure of financial performance under generally accepted accounting principles, was included as certain investors use the data to determine the Company's ability to service its indebtedness. EBITDA is not a substitute for income from continuing operations, net income or cash flows presentation under generally accepted accounting principles.

                                                    RECYCLING
                                                INDUSTRIES, INC.                                     CONSOLIDATED
                                                 & SUBSIDIARIES                      PRO FORMA         PROFORMA
                                               SEPTEMBER 30, 1997   ACQUISITIONS    ADJUSTMENTS    SEPTEMBER 30, 1997
                                               ------------------   ------------    -----------    ------------------
EBITDA:
Earnings (loss) before income taxes and
 extraordinary (loss)                              $     481         $   18,246     $ (15,470)        $    3,257
Interest                                               2,616                758        14,917             18,291
Depreciation and Amortization                          2,592              4,078         2,077              8,747
                                                   ---------         ----------     ---------         ----------
EBITDA                                             $   5,689         $   22,665     $   1,941         $   30,295
                                                   ---------         ----------     ---------         ----------
                                                   ---------         ----------     ---------         ----------


    See unaudited proforma consolidated statements of earnings, introduction and notes to proforma consolidated financial statements.